Exhibit 99.1

1 Investor Presentation June 2009 Pacific Capital Bancorp

2 Forward-Looking Statements Certain matters contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business.  Such forward-looking statements are typically preceded by, followed by or include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) increased competitive pressure among financial services companies; (2) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (3) deterioration in general economic conditions, internationally, nationally or in California; (4) the occurrence of terrorist acts; (5) reduced demand for or earnings derived from the Company’s income tax refund loan and refund transfer programs; (6) legislative or regulatory changes or litigation adversely affecting the businesses in which the Company engages; (7) unfavorable conditions in the capital markets; (8) challenges in opening additional branches or integrating acquisitions; and (9) other risks detailed in reports filed by the Company with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. For more information about factors that could cause actual results to differ from the Company’s expectations, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, including the discussion under “Risk Factors,” as filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov.

3 Q1 2009 Overview Net loss of $7.9 million, or ($0.17) per share Core Bank recorded pre-tax loss of $69.8 million RAL/RT programs recorded pre-tax income of $55.0 million Continued elevated credit costs related to residential construction portfolio and commercial loans related to residential construction Core Bank allowance for loan losses increased to 2.48% of total loans Strong deposit growth and excess liquidity negatively impacted NIM OCC has established new minimum capital ratios for the Bank Tier 1 leverage ratio of 8.5% at 6/30/09 and 9.0% at 9/30/09 Total risk based capital ratio of 11.0% at 6/30/09 and 12.0% at 9/30/09

4 RAL/RT 2009 Program Summary Generated $55 million in pre-tax income in Q1 2009, a decline of 49% from 2008 Decline in professionally prepared tax returns and mix shift towards RTs negatively impacted RAL volumes Changes in IRS screening methodology caused higher than expected delinquencies during first three weeks Changes in underwriting returned delinquencies to normal rate over remainder of program

5 Credit Losses Concentrated in the Homebuilding Portfolio Homebuilding portfolio was $321 million, or 5.9% of total loans at the end of 2007 Homebuilding portfolio accounted for $49 million of the $99.7 million in net charge-offs (excluding RALs) recorded in 2008 5.9% of the total loan portfolio accounted for 49% of our loan losses (excluding RALs) in 2008 Homebuilding portfolio reduced to $197 million outstanding at 3/31/09

6 Non-Performing Asset Trends (Core Bank) Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 ($ in thousands) Real Estate Res. –  1 to 4 family Commercial Construction Commercial loans Home equity loans Consumer loans Total NPLs OREO Total NPAs $ 33,914 27,569 121,788 70,348 6,800 730 261,149 9,911 $ 271,060 $ 19,750 23,302 136,602 49,761 4,261 716 234,392 7,100 $ 241,492 $ 13,641 9,022 109,828 29,925 4,062 559 166,407 5,181 $ 171,588 $ 6,929 7,560 105,207 34,292 3,720 391 158,099 3,695 $ 161,794 $ 8,183 9,168 103,252 35,472 4,216 457 160,748 2,910 $ 163,658

7 Core Bank Delinquency Trends (31 days or more past due) Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 ($ in thousands) Real Estate Res. –  1 to 4 family Commercial Construction Commercial loans Home equity loans Consumer loans Total Delinquencies $ 40,386 44,985 145,461 100,689 10,849 1,887 $ 344,257 $ 27,540 34,229 153,394 90,914 7,929 2,403 $ 316,409 $ 20,409 14,547 161,648 55,239 6,169 2,286 $ 260,298 $ 7,924 23,780 132,627 59,172 4,917 1,859 $ 230,279 $ 11,829 17,500 130,228 49,429 6,693 1,520 $ 217,199

8 Net Charge-Off Trends (Core Bank) Q1 2009 Q4 2008 Q3 2008 Q2 2008 Q1 2008 ($ in thousands) Real Estate Res. –  1 to 4 family Commercial Construction Commercial loans Home equity loans Consumer loans Net charge-offs $ 1,046 1,714 38,066 28,117 4,178 318 $ 73,439 $ 1,104 828 30,847 14,896 1,915 1,305 $ 50,895 $ 1,106 344 8,228 4,789 2,568 1,050 $ 18,085 $ 4,831 294 8,158 12,202 2,334 714 $ 28,533 $ - - 119 2,415 605 (970) $ 2,169

9 CRE Portfolio By Collateral Type As of 3/31/09 Collateral Type Portfolio Balance NPL $ NPL % Automotive Facility Commercial Condo Commercial Land Hotel/Motel Industrial Medical/Health Facility Mixed Use Multifamily Multiple Collateral Office Office/Industrial Retail Sfr/Condo/Pud Warehouse/Mini Storage Others Total CRE Portfolio $65,812,355 $22,353,086 $30,269,656 $178,753,768 $113,582,695 $10,987,163 $172,233,498 $274,958,889 $358,881,420 $189,346,859 $97,111,734 $688,999,863 $23,714,085 $98,257,954 $43,782,638 $2,369,045,662 $701,100 $531,488 $770,121 - $348,747 $3,434,000 $4,176,998 $484,222 $5,148,579 $2,804,804 $7,069,437 - $1,872,187 - $227,651 $27,569,333 1.1% 2.4% 2.5% 0.0% 0.3% 31.0% 2.4% 0.2% 1.4% 1.5% 7.3% 0.0% 7.9% 0.0% 0.1% 1.2%

10 C&I Portfolio By Industry As of 3/31/09 Collateral Type Portfolio Balance NPL $ NPL % Accommodation & Food Services Agriculture, Forestry & Fishing Construction Finance & Insurance Health Care & Social  Assistance Manufacturing Mining Other Services (except Public Service) Private Households Professional, Scientific, Technical Services Real Estate, Rental, Leasing Retail Trade Wholesale Trade Others Total C&I Portfolio $40,740,735 $69,058,850 $120,211,460 $39,707,418 $54,143,748 $167,292,128 $19,527,646 $23,953,178 $207,578,371 $48,245,942 $58,721,514 $74,907,047 $124,435,195 $88,093,417 $1,172,820,649 $2,893,203 $491,881 $19,777,816 $2,885,801 $1,891,607 $2,540,461 - $2,365,048 $11,534,424 $2,233,574 $2,047,465 $11,269,183 $1,275,216 $8,819,486 $70,347,277 7.1% 0.7% 16.5% 7.3% 3.5% 1.5% 0.0% 9.9% 5.6% 4.6% 3.5% 15.0% 1.0% 10.0% 6.0%

11 CRE Vacancy Rates (as of May 2009) Source: Lee & Associates Retail Office Industrial Ventura Santa Barbara Goleta Santa Maria San Luis Obispo 5.50% 4.05% 3.80% 10.96% 7.33% 6.70% 6.28% 8.11% 13.50% 8.49% 7.50% 1.55% 9.50% 8.69% 7.80%

12 Unemployment Rates Source: Bureau of Labor Statistics (seasonally adjusted) March 2009 April 2009 Oxnard / Ventura / Thousand Oaks Salinas San Luis Obispo / Paso Robles Santa Barbara / Santa Maria / Goleta Santa Cruz / Watsonville California 9.7% 15.6% 8.8% 8.6% 13.5% 11.2% 9.2% 11.7% 8.4% 7.6% 12.0% 11.0%

13 Our Response to the Recession Increased allowance for loan losses to 2.48% for the Core Bank Increased resources in credit administration to resolve problem assets New lending limits to reduce exposure to single borrowers Winding down homebuilding portfolio Allowing commercial real estate exposure to reduce through scheduled amortization

14 Our Response to the Recession Reducing costs through 22% reduction in headcount Compensation lowered Bonus structures significantly reduced Eliminated merit increases for 2009 No cash bonuses for executive officers Increasing focus on deposit gathering

15 Customer Deposit Trends* * Excludes RAL-related deposits, Treasury deposits, and deposits included in September branch sales    19% growth in six months $ in billions Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 $3.0 $3.2 $3.4 $3.6 $3.8 $4.0 $4.2 $4.4 $4.6 $4.8 $5.0

16 Investor Presentation June 2009 Pacific Capital Bancorp